Dividend per common share	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Dividend per common share
17 Dividend per common share
Final dividend 2023
Aegon aims to pay a sustainable dividend to allow equity investors to participate in the company’s performance. The Board of Directors will, in the absence of unforeseen circumstances, propose a final dividend for 2023 of EUR 0.16 per common share at the Annual General Meeting of Shareholders to be held on June 12, 2024. Although not formally required under Aegon’s current bye-laws,
Aegon has decided to make the approval of the 2023 final dividend subject to a binding vote at the June 12, 2024 general meeting. This is because Aegon will be proposing to amend its bye-laws
at that same general meeting to include, amongst other things, a binding vote on the approval of final dividends, as previously announced. If approved, and in combination with the interim dividend of EUR 0.14 per share paid over the first half of 2023, Aegon’s total dividend over 2023 will amount to EUR 0.30 per common share. This represents an increase of EUR 0.07 or 30% compared with the total dividend per common share over 2022.
If the proposed dividend is approved by shareholders, Aegon’s shares will be quoted ex-dividend
on June 14, 2024. The record date for the dividend will be June 17, 2024, and the dividend will be payable as of July 8, 2024.
In addition to the 2023 final dividend, it is proposed to execute a EUR 35 million share buyback to avoid diluting the stock related to long-term incentive compensation (LTIC) share rewards. This share buyback will be added to the final tranche of the running EUR 1.5 billion share buyback program, bringing the total size of the program to EUR 1.535 billion. The execution of the final tranche is aimed to start on April 8, 2024 and to be completed on or before June 30, 2024. The Board of Directors is authorized to execute this share buyback, based on the authorization granted to it during the 2023 AGM.
Interim dividend 2023
Aegon paid a 2023 interim dividend of EUR 0.14 per common share and EUR 0.0035 per common share B. The dividend was paid on September 27, 2023.

Final dividend 2022
At the Annual General Meeting of Shareholders held on May 25 2023, the Executive Board of Aegon N.V. proposed a final dividend for the year 2022 of EUR 0.12 per common share and EUR 0.003 per common share B. In combination with the interim dividend 2022 of EUR 0.11 per common share, Aegon’s total dividend over 2022 amounted to EUR 0.23 per common share and EUR 0.00575 per common share B. Aegon has moved to a cash-only dividend.
Interim dividend 2022
The interim dividend 2022 was paid in cash or stock at the election of the shareholder. Approximately 60% of shareholders elected to receive the final dividend in shares. Those who elected stock dividend received one Aegon common share for every 42 common shares held. The stock fraction is based on Aegon’s average share price as quoted on Euronext Amsterdam, using the high and low of each of the five trading days from September 8 up to and including September 14, 2022. The average share price calculated on this basis amounted to EUR 4.61. The dividend was paid on September 21, 2022.
The shares repurchased as part of the buyback program to neutralize the dilutive effect of the 2022 interim dividend, as announced on September 27, 2022, will be held as treasury shares and will be used to pay future dividends in shares. Between October 3, 2022 and December 15, 2022, common shares for an amount of EUR 134 million were repurchased. A total of 29,833,390 common shares were repurchased at an average price of EUR 4.4897 per share.